FOMO CORP.

Summary 2020 Budget

	Jan	Feb		Mar	Apr	May		Jun	Jul	Aug		Sep	Oct	Nov		Dec	Annual Total

Accounting	2,000	1,000				2,000				2,000				2,000			9,000	books and tax returns
Amex	2,000																2,000	misc. expenses outstanding
Audit	3,750			3,750		2,000				2,000				2,000			13,500	Boyle CPA
Doty Scott Catchup	1,000	1,000		1,000	1,000	1,000		1,000									6,000	need to find out his exact invoice and settle this out
FOMO website	1,500	50		50	50	50		50	50	50		50	50	50		50	2,050	need to build a proper corporate website
Internet/Cell/Mailing/Supplies	400	400		400	400	400		400	400	400		400	400	400		400	4,800
FINRA (name ticker change)	1,100																1,100
FINRA (reverse split)									1,100								1,100
Franchise Tax Bureau CA					800												800	2020 annual corporate fee due 4/15
Kanab Admin/Development	500	500		500	750	750		750	1,250	1,250		1,250	2,500	2,500		2,500	15,000	$10/hour outsourced to Markup Designs
Kanab apps (IOS/Android)	7,000							7,000									14,000	150 days to complete
Kanab friend rec engine	1,200																1,200	by 1/31
Kanab hosting	100	200		300	400	500		600	700	800		900	1,000	1,100		1,200	7,800	ramps up as subscribers and users grow
Kanab marketplace	1,500			1,500													3,000	60 days
Kanab SEO Social optimization	1,250	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	12,250	250 initial setup fee, hit all major social platforms
Kanab advertising deployment									5,000	1,000		1,000	1,000	1,000		1,000	10,000	wait until desktop and apps done and traffic exists to monetize
SEC counsel	5,000	2,500		2,500	2,500	2,500		2,500	2,500	2,500		2,500	2,500	2,500		2,500	32,500	Fred Lehrer all you can eat
Cannabis counsel (corporate)	-	-		-	5,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	13,000
M2 (PR and XBRL hosting)	1,000							1,695	1,695	1,695							6,085	hosts PR and does XBRL
Shared office (Coworking)	125	125		125	125	125		125	125	125		125	125	125		125	1,500
Payroll	7,500	7,500		7,500	7,500	7,500		7,500	12,500	12,500		12,500	12,500	12,500		12,500	120,000	budgeting adding 1-2 10-99's in July
Press releases	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	12,000	4 per month GlobeNewswire (through M2)
Shoutouts for Kanab	-	500		750	1,000	1,250		1,500	1,750	2,000		2,250	2,500	2,750		3,000	19,250	celebrities at Cameo.com
SOS of CA	100	100		100	100	100		100	100	100		100	100	100		100	1,200	amendments, fees
SSL/encryption									250								250	for Kanab and corporate site
TA	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	12,000	includes monthly DWAC
T&E		2,500		2,500	2,500	2,500		2,500	2,500	2,500		2,500	2,500	2,500		2,500	27,500	need to hit the road to pitch the site to dispensaries promoters and funders, also go to India to meet programmers
Unexpected expenses	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	1,000	1,000		1,000	12,000
Daymak	1,700																1,700	they sent an eBike to former 2050 lawyer to cleanup $4k invoice, overdue

TOTAL	$41,725	$20,375		$24,975	$26,125	$25,675		$30,720	$34,920	$33,920		$28,575	$30,175	$34,525		$30,875	$362,585

		1	Q20	$87,075		2	Q20	$82,520		3	Q20	$97,415		4	Q20	$95,575

Total Annual Budget	362,585
Estimated Quarterly	90,646